UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  26 May 2005

(Date of earliest event reported)

JOHN DEERE OWNER TRUST 2005

(Issuer of the Notes and the Certificates)

JOHN DEERE RECEIVABLES, INC.

(Originator of the Trust described herein)

(Exact name of registrant as specified in charter)

DELAWARE	333-87562	(36-3837230)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation
Suite 600
1 East First Street
Reno, Nevada 89501

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                         Other Events.

The agreements attached as exhibits hereto define the rights of the security holders of the John Deere Owner Trust 2005.

The statements attached as exhibits hereto are filed in accordance with letters submitted to the Division of Corporation Finance of the Securities and Exchange Commission on behalf of similar Trusts by the Servicer and Depositor of the Trust.

Item 9.01                         Financial Statements and Exhibits.

(c)          Exhibits

4.1                                 Purchase Agreement

4.2                                 Trust Agreement

4.3                                 Sale and Servicing Agreement

4.4                                 Administration Agreement

4.5                                 Indenture

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN DEERE OWNER TRUST 2005
JOHN DEERE RECEIVABLES, INC.

	By:	John Deere Capital Corporation
(Servicer)

	By:	/s/ James H. Becht
James H. Becht, Secretary

Dated:	May 26, 2005

EXHIBIT INDEX

Exhibit No.

4.1	Purchase Agreement
4.2	Trust Agreement
4.3	Sale and Servicing Agreement
4.4	Administration Agreement
4.5	Indenture